EXHIBIT 10.62

         AMENDMENT NO. 2 TO CANADIAN FIVE-YEAR CREDIT AGREEMENT

     Amendment dated as of August 31, 1998 among International
Minerals & Chemical (Canada) Global Limited ("IMC Canada"), IMC Kalium Canada Ltd. ("IMC Kalium"). International Minerals & Chemical (Canada) Limited Partnership ("IMC Partnership"), IMC Global Inc. (the
"Guarantor"), the Banks listed on the signature pages hereof (the
"Banks") and Royal Bank of Canada, as Agent (the "Agent").

     WHEREAS IMC Canada, IMC Kalium, the Guarantor, the Banks and the Agent are parties to a Five-Year Canadian Credit Agreement dated as of December 22, 1997, as amended by an agreement among the same parties dated as of March 31, 1998 (collectively the "Original Agreement");

     AND WHEREAS IMC Canada will subscribe for shares of IMC Esterhazy Ltd. ("IMC Esterhazy") and will pay C$2,000,000 to IMC Esterhazy in consideration therefor (the "Initial Transaction");

     AND WHEREAS the said C$2,000,000 represents approximately 0.5% of the operating assets of IMC Canada;

     AND WHEREAS IMC Esterhazy will be a direct wholly-owned subsidiary of IMC Canada;

     AND WHEREAS IMC Canada and IMC Esterhazy (collectively, the
"Partners") will form a Saskatchewan limited partnership to be called International Minerals & Chemical (Canada) Limited Partnership ("IMC Partnership");

     AND WHEREAS IMC Canada and IMC Esterhazy will transfer their operating assets to IMC Partnership (the "Subsequent Transaction");

     AND WHEREAS the parties hereto desire to amend the Original
Agreement to include IMC Partnership as a Borrower and to make such other amendments as are specified below (the "Original Agreement", as amended hereby being herein referred to as the "Agreement");

     NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the sum of $1.00 now paid by each party to the other and for other good and valuable consideration ( the receipt and sufficiency which are hereby acknowledged) that parties hereto agree as follows:

     1. Addition of Borrower.
        IMC Partnership is hereby added as a Borrower under the Agreement. By its execution of this Amendment, IMC Partnership expressly agrees to become a party to the Agreement and be bound by the provisions thereof.

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     2.  Transfer of Assets.
         The Banks and the Agent hereby confirm their consent to the Initial Transaction and the Subsequent Transaction.

     3.  Definitions; References.

         (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Original Agreement shall have the meaning assigned to such term in the Original Agreement.

         (b) The following definitions are added to Section 1.1 in their appropriate alphabetical positions:

         (c) "change in constitution of IMC Partnership" has the meaning ascribed to that term for purposes of the Partnership Act (Saskatchewan).

         (d)  "IMC Esterhazy means IMC Esterhazy Ltd.

         (e) "IMC Partnership" means International Minerals & Chemical (Canada) Limited Partnership.

         (f)  "Jointly Liable Borrowers" has the meaning set forth in
              Section 1.6.

         (g) The definition of "Borrower" in Section 1.1 is amended by deleting the word "or" following the word "IMC Canada" and substituting a comma (",") therefore and inserting the words "or IMC Partnership" following the words "IMC Kalium".

         (h)  The definition of "Consolidated Subsidiary" in
              Section 1.1 is amended by inserting the words ", for greater certain and without limitation, IMC Partnership shall be deemed to be a "Consolidated Subsidiary of the Guarantor, IMC Canada and IMC Potash" following the word "Guarantor" at the end of such definition.

         (i) The definition of "Substantially-Owned Consolidated Subsidiary" in Section 1.1 is amended by inserting the words", and further provided, for greater certainty, and without limitation, that IMC Partnership shall be deemed to be a "Substantially-Owned Consolidated Subsidiary"" following the words "a Consolidated Subsidiary" at the end of such definition.

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         (j)  The definition of "Subsidiary" in Section 1.1 is amended by inserting he words", for greater certainty, and without limitation, IMC Partnership shall be deemed to be a "Subsidiary" of IMC Canada, IMC Potash and the
              Guarantor" at the end of such definition following the words "owned by such Person".

     4.  Representations and Warranties - Amendments.

         (a) The words "Each of the Borrowers" in the introductory language of Section 4.1 are deleted and the words "IMC Kalium represents and warrants for itself and only with respect to itself and IMC Canada and IMC Partnership jointly and severally" substituted therefor. The words "for itself" appearing in the introductory language o
              Section 4.1 following the words "represent and warrant" and preceding the word "that;" are deleted and the words "for themselves and only with respect to themselves" are substituted therefor.

         (b)  The words "the Borrower" following the words "Each of" in section 4.1(a) are deleted and the words "IMC Canada and IMC Kalium" substituted therefor. The words:

         (c) "IMC Partnership is a limited partnership validly established and existing under the laws of the Province of Saskatchewan and has all powers and all material governmental licenses, authorizations, consent and approvals required to carry n its business as now conducted and is duly qualified or registered as a limited partnership in each jurisdiction where such qualification or registration is required, except where the failure to so qualify or register could not be expected to have a Material Averse Effect. IMC Canada and IMC Esterhazy are, respectively, the general partner and limited partner of IMC Partnership. IMC Canada has full power and authority to act as the general partner of IMC Partnership"

          are inserted at the end of Section 4.1(a) following the period (".").

          (d) Section 4.1(b) is deleted in its entirety and the following substituted therefor:

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          (e)  "Corporate and Governmental Authorization; No
               Contravention. The execution, delivery and performance by each of IMC Canada (for itself and in its capacity as the general partner of IMC Partnership) and IMC Kalium of this Agreement are within the corporate powers of IMC Canada and IMC Kalium and the partnership powers of IMC Partnership, have been duly authorized by all necessary corporate of other similar action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate or article so incorporation or by-laws of either of IMC Canada or IMC Kalium or the certificate of IMC Partnership or of any other agreement (including any partnership agreement), judgment, injunction, order, decree or other instrument binding upon any of the Borrowers or any of its Subsidiaries or result in the creation or imposition of any lien on any asset of any one of the Borrowers or any of its Subsidiaries."

          (f) The words, "(iii) The unaudited pro forma balance sheet of IMC Partnership as of July 31, 1998 fairly presents the financial position of IMC Partnership as if it was existing on such date." are added as new clause 4.1(d)(iii).

          (g) The word "corporate" is inserted following the words "Each of the Borrowers" in Section 4.1(i).

          (h) The words, "(k) IMC Esterhazy. IMC Esterhazy is a wholly-owned direct Subsidiary of IMC Canada." are added as a new subsection at the end of Section 4.1.

          (i) Section 4.2(a) is deleted in its entirety and the following substituted therefor:

          (j) "(a) The Guarantor repeats the representations and warranties made in the first sentence of subsection 4.1(a), and in subsection 4.1(b), 4.1(c), 4.1(f), 4.1(g) and 4.1(i) as if the references to the "Borrower" (and in the case of the first sentence of subsection 4.1(a) and of subsection 4.1(b) "IMC Canada and IMC Kalium") therein (s the context permits) were read as "Guarantor"."

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     5.   Covenants - Amendments.

          (a) The parenthetical "(A)" is added following the words "of each fiscal year of" and preceding the words "each of" in Section 5.1(a)(i) and the words "and (B) an unaudited balance sheet of IMC Partnership and it respective Subsidiaries as a the end of such fiscal year and the related unaudited statement of earnings, cash flows and changes in partnership interest for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all prepared on a basis consistent with the financial statements referred to in Section 4.1(d) hereof following the words "IMC potash" and preceding the semi-colon (";") at the end of
               Section 5.1(a).

          (b) The words "or any action, event or circumstance" are inserted following the word "transaction" in
               Section 5.1(a)(iii).

          (c) The parenthetical phrase "(other than a Borrower): is inserted after each reference to the word "Subsidiary" is clauses (i) and (ii) of Section 5.1(d) and clause (i) of Section 5.2(c).

          (d) The word "corporate" is deleted following the words ", renew and keep in full force and effect, its respective" in Section 5.1(d) and the word "legal" substituted therefor.

          (e) The words "and will not permit any o its Subsidiaries to" are inserted immediately following the words "The Borrower will not" in Section 5.1(g)(ii).

          (f) The word "corporate" is deleted from Section 5.1(b) and the word "operating" substituted therefor.

     6.   Defaults - Amendments.

          (a) The words, ", IMC Esterhazy" are inserted immediately following the word "Borrowers" and preceding the words "or any subsidiary of the Borrower" and immediately following the word "Borrowers" an preceding the words "or any such Material Subsidiary" in each place such words appear in Section 6.1(i).

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           (b)  The words ",IMC Esterhazy shall cease to be a direct
                wholly-owned Subsidiary of IMC Canada or there shall be any change in the members of IMC Partnership" are inserted at the end of Section 6.1(m) following the word "Guarantor".

      7.   Guarantee - Amendments.

           (a) The word ", revoked" is inserted following the word "discharged" in the introductory language of
                Section 9.2.

           (b) The words ", including a change in the constitution of IMC Partnership" are added following the words
                "ownership of any Borrower" in Section 9.2(d).

      8.    Schedules and Exhibits - Amendments.

           (a) The following address is added immediately prior to the heading "Guarantor" in Schedule II.

                International Minerals & Chemical (Canada) Limited c/o IMC Global Inc.
                2100 Sanders Road
                Northbrook, IL  60062
                Attention:  Marshall I. Smith
                            Vice President and Assistant Secretary
                Phone:      847-205-4882
                Fax:        874-205-4894

            (b) The words "International Minerals & Chemical (Canada) Limited Partnership," are added following the words "IMC Kalium Canada Ltd.," in the first paragraph of Exhibit A and Exhibit B.

            (c) The words "International Minerals & Chemical (Canada) Limited Partnership," are added following the words "IMC Kalium Canada Ltd.," in the second paragraph of Exhibit C.

            (d) The parenthetical following the words "IMC Kalium Canada Ltd.," in the introductory paragraph of Exhibit D is deleted and the following substituted therefor "("IMC Kalium"), International Minerals & Chemical (Canada) Limited Partnership ("IMC Partnership" and, collectively with IMC Canada and IMC Kalium, the "Borrowers")" substituted therefor.

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            (e)  A signature line for IMC Partnership is inserted
                 immediately following the signature line for IMC
                 Kalium in Exhibit D as follows:

            (f) "INTERNATIONAL MINERAL & CHEMICAL (CANADA) LIMITED PARTNERSHIP by its general partner, INTERNATIONAL MINERALS & CHEMICAL (CANADA) GLOBAL LIMITED

                 By:
                    ----------------------------------
                 Name:
                 Title:

            (g) The words "International Minerals & Chemical (Canada) Limited Partnership," are added following the words "IMC Kalium Canada Ltd.," in the first paragraph of Exhibit F-1 and Exhibit F-2.

     9.     Miscellaneous Amendments.

            (a) The words "International Minerals & chemical (Canada) Limited Partnership" are inserted on the cover page of the Agreement following the words "IMC Kalium Canada Ltd."

            (b) The words "International Minerals & chemical (Canada) Limited Partnership" are inserted following the words "IMC Kalium Canada Ltd.," in the introductory paragraph on page one of the Agreement.

            (c)  The words "Joint and Several and" are inserted in
                 Section 1.6 preceding the heading "Several Liability". The words "each Borrower hereunder" in Section 1.6 are deleted and the words:

            (d) "IMC Canada and IMC Partnership (collectively, the "Jointly Liable Borrowers") hereunder shall be joint and several with respect to the indebtedness and liability of each other hereunder. The indebtedness and liability of the Jointly Liable Borrowers and each of them hereunder (on the one hand) and IMC Kalium hereunder (on the other hand)"all" are substituted therefor.

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            (e)  The word "either" is deleted and the word "any"
                 substituted therefor preceding the words "of the Borrower" in Sections 2.1(a) and (b), 2.15(h)(ii), 6.1(a), (b), (d), (g), (i), (l) and (m), 7.4 and 9.5
                 in the Agreement and in the proviso of the final paragraph of Section 6.1.

            (f) The words "either or both" are deleted from the parenthetical in the definition of "Acquisition" in
                 Section 1.1 and the word "any" substituted therefor.

            (g) The word "either" is deleted and the word "any" substituted therefor preceding the words "Borrower of the Guarantor" in Section 6.3.

            (h) The words "Neither" and "either" are deleted from the introductory language of Section 5.1(i) and the words "None" and "any", respectively, substituted therefor.

            (i) The word "both" is deleted following the word "means" and preceding the words "of the foregoing" in the definition of "Borrower" in Section 1.1 and the word "all" substituted therefor.

            (j) The word "both" is deleted from the definition of "Issuing Bank" in Section 1.1 and the word "all" substituted therefor.

            (k)  The word "both" is deleted from clause (i) of
                 Section 2.1(b) and the word "all" substituted therefor.

            (l) The words, ", a certificate of an Approved Officer of such Borrower setting forth the details thereof" are added at the end of Section 5.1(a)(iii) following the words "Event of Default" and preceding the semi-colon (";").

     10.    Representations and Warranties.

            (a) IMC Kalium represents and warrants for itself and only with respect to itself and IMC Canada and IMC
                 Partnership jointly and severally represent for themselves and only with respect to themselves that as of the date hereof and after giving effect hereto:

                 (i)  no Default has occurred and is continuing; and

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                 (ii) each representation and warranty of the Borrowers
                      set forth in the Agreement is true and correct as though made on the date hereof.

             (b) IMC Canada and the Guarantor jointly and severally represent and warrant that the Initial Transaction and IMC Canada, IMC Partnership and the Guarantor jointly and severally represent and warrant that the Subsequent Transaction were, in each case, within the corporate power of the Partners, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental boy agency or official (other than those which have taken place) and do not contravene or constitute a default under any provision of applicable law or regulation or of the certificate of incorporation or by-law of either of the Partners or the certificate of IMC Partnership or any other agreement (including any partnership agreement), judgment, injunction, order, deed or other instrument brought against either of the Partners or the Guarantor or any of their respective subsidiaries or result in the creation of any lien on any asset of any one of the Partners, the Guarantor or any of their respective Subsidiaries.

     10.     Confirmation of Guarantee.
             The Guarantor hereby acknowledges the foregoing amendments to the Original Agreement and hereby expressly confirms that the guarantee (as amended hereby) provided by the Guarantor pursuant to Article 9 of the Agreement and the liability of the Guarantor thereunder remains in full force and effect notwithstanding the amendments to the Original Agreement made pursuant hereto. Without, in any way limiting the foregoing, the Guarantor hereby acknowledges and confirms that its guarantee extends to and includes all obligations of IMC Partnership under the Agreement.

     11.     Governing Law.
             This Amendment shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

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     12.     Counterparts; Effectiveness.
             This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Agent shall have received (i) duly executed counterparts hereof signed by each of the Borrowers, the Guarantor and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party o execution of a counterpart hereof by such party) and (ii) an unaudited pro forma balance sheet of IMC Partnership as of July 31, 1998.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

INTERNATIONAL MINERALS & CHEMICAL (CANADA) GLOBAL LIMITED

By /s/ John Huber
Name:  John Huber
Title:


IMC KALIUM CANADA LTD.

By /s/ Rose Marie Williams
Name: Rose Marie Williams
Title:


IMC GLOBAL INC.

By /s/ Rose Marie Williams
Name:  Rose Marie Williams
Title:


INTERNATIONAL MINERALS & CHEMICAL (CANADA) LIMITED PARTNERSHIP by its general partner, INTERNATIONAL MINERALS & CHEMICAL (CANADA) GLOBAL LIMITED

By /s/ John Huber
Name: John Huber
Title:

ROYAL BANK OF CANADA,
as Agent

By /s/ Joan Carstairs
Name: Joan Carstairs
Title:


ROYAL BANK OF CANADA,
as Bank

By /s/ Glenn Graves
Name: Glenn Graves
Title:


BANK OF MONTREAL,
as Bank and Co-Agent

By /s/ Ian M. Plester
Name: Ian M. Plester
Title:


FIRST CHICAGO NBD BANK, CANADA

By /s/ T. Thomas Cheng
Name: T. Thomas Cheng
Title:


J.P. MORGAN CANADA,
as Bank and Co-Agent

By /s/ John Maynard
Name: John Maynard
Title:

THE CHASE MANHATTAN BANK OF CANADA

By /s/ Christopher Chan
Name: Christopher Chan
Title: